                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                ---------------

                                   FORM 8-K/A
                                AMENDMENT NO. 1

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934







Date of report (Date of earliest event reported):November 22, 1996


                         TRIATHLON BROADCASTING COMPANY
------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)



          Delaware                     0-26530                   33-0668235
 ---------------------------    --------------------      -------------------
(State or Other Jurisdiction    (Commission File No.)        (IRS Employer
      of Incorporation)                                   Identification No.)



Symphony Towers, 750 B Street, Suite 1920, San Diego, CA               92101
------------------------------------------------------------------------------
(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code:  (619) 239-4242
                                                   ---------------------------


                                      N/A
------------------------------------------------------------------------------
(Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


(a) Financial statements of businesses acquired or to be acquired.

The audited financial statements for the radio stations acquired from Pourtales for the years ended December 31, 1995 and 1994 are set forth in the Prospectus dated March 4, 1996 contained in the Registration Statement filed by the Company with the Securities and Exchange Commission (File No. 333-1186), which is incorporated herein by reference. The unaudited financial information of Pourtales as of September 30, 1996 and for the nine months ended September 30, 1996 and 1995 follows.

                              SPRINGS RADIO, INC.
                                KVUU/KSSS, INC.
                                 KOTY-FM, INC.
                                KEYF CORPORATION
                        FOURTH STREET BROADCASTING, INC.
                      KTCR/KEGX, KEYF, KUDY/KKZX AND KEYN
                  (DIVISIONS OF POURTALES RADIO PARTNERSHIPS)


                       CONDENSED COMBINED BALANCE SHEETS
                               SEPTEMBER 30, 1996
                                  (UNAUDITED)



ASSETS
CURRENT ASSETS:
   Cash ...........................................................   $ 26,125
   Accounts receivable - net of allowance for doubtful accounts of
         $158,654  ................................................     12,704
   Prepaid expenses and other current assets ......................    261,515
                                                                    ----------
      Total Current Assets ........................................    300,344

PROPERTY AND EQUIPMENT - net of accumulated
   depreciation of $1,786,144                                        1,427,763

OTHER ASSETS:
   License costs - net of accumulated amortization of
        $1,169,732 ................................................  5,250,479
   Non-compete agreements - net of accumulated amortization of
        $1,579,511 ................................................     60,000
   Other ..........................................................     13,678
                                                                    ----------
                                                                    $7,052,264
                                                                    ==========

LIABILITIES AND STOCKHOLDERS' DEFICIENCY
CURRENT LIABILITIES:
   Accounts payable and accrued liabilities ....................... $  593,923
                                                                    ----------
      Total Current Liabilities ...................................    593,923

SHARE OF LOSSES OF PARTNERSHIP IN EXCESS OF
     INVESTMENT   .................................................  3,058,442

PAYABLE TO RELATED PARTIES ........................................  5,264,458

LONG-TERM DEBT ....................................................    100,000

COMMITMENTS AND CONTINGENCIES (NOTES 2, 5 & 6) ....................         --

STOCKHOLDERS' DEFICIENCY:
   Preferred Stock ................................................  4,753,920
   Common Stock ...................................................      4,988
   Additional Paid-in Capital .....................................  2,025,030
   Accumulated Deficit ............................................ (8,748,497)
                                                                    ----------
       Stockholders' Deficiency . ................................. (1,964,559)
                                                                    ----------
                                                                    $7,052,264
                                                                    ==========


              SEE NOTES TO CONDENSED COMBINED FINANCIAL STATEMENTS

                              SPRINGS RADIO, INC.
                                KVUU/KSSS, INC.
                                 KOTY-FM, INC.
                                KEYF CORPORATION
                        FOURTH STREET BROADCASTING, INC.
                      KTCR/KEGX, KEYF, KUDY/KKZX AND KEYN
                  (DIVISIONS OF POURTALES RADIO PARTNERSHIPS)



      CONDENSED COMBINED STATEMENTS OF OPERATIONS AND ACCUMULATED DEFICIT



                                      NINE MONTHS ENDED SEPTEMBER 30,
                                      -------------------------------
                                           1996                1995
                                           ----                ----
                                                  (UNAUDITED)
REVENUE:
   Broadcasting ....................    $1,668,837           $7,182,601
   Less commissions and fees .......        90,867            1,106,806
                                        ----------           ----------
        Net revenue ................     1,577,970            6,075,795
                                        ----------           ----------

COSTS AND EXPENSES:
   Broadcasting ....................       833,921            2,286,449
   Sales and advertising ...........       153,225            1,296,737
   General and administrative ......       524,817            1,341,041
   Depreciation and amortization ...       554,109              875,314
   Management fees to affiliate ....       609,229              665,547
   Other ...........................        99,640               59,182
                                        ----------           ----------
        Total ......................     2,774,941            6,524,270
                                        ----------           ----------

LOSS FROM OPERATIONS ...............    (1,196,971)            (448,475)
INTEREST EXPENSE ...................       103,311              113,982
SHARE OF LOSSES IN PARTNERSHIP .....       606,752            1,200,871
                                        ----------           ----------
NET LOSS ...........................    (1,907,034)          (1,763,328)
ACCUMULATED DEFICIENCY, BEGINNING OF
   PERIOD ..........................    (6,841,463)          (4,755,053)
                                        ----------           ----------
ACCUMULATED DEFICIENCY, END OF PERIOD  $(8,748,497)         $(6,518,381)
                                        ==========           ==========





              SEE NOTES TO CONDENSED COMBINED FINANCIAL STATEMENTS

                              SPRINGS RADIO, INC.
                                KVUU/KSSS, INC.
                                 KOTY-FM, INC.
                                KEYF CORPORATION
                        FOURTH STREET BROADCASTING, INC.
                      KTCR/KEGX, KEYF, KUDY/KKZX AND KEYN
                  (DIVISIONS OF POURTALES RADIO PARTNERSHIPS)


                  CONDENSED COMBINED STATEMENTS OF CASH FLOWS





                                                                          NINE MONTHS ENDED SEPTEMBER 30,
                                                                          -------------------------------
                                                                             1996             1995
                                                                             ----             ----
                                                                                    (UNAUDITED)
OPERATING ACTIVITIES:
   Net loss ......................................................      $(1,907,034)       $(1,763,328)
   Adjustments to reconcile net loss to net cash provided by
   (used in) operating activities:
      Share of losses in partnership .............................          606,752          1,200,871
      Depreciation and amortization ..............................          554,109            875,314
      Changes in operating assets and liabilities:
         Accounts receivable .....................................        1,460,999            118,630
         Prepaid expenses and other current assets ...............          (49,202)            39,032
         Accounts payable and accrued liabilities ................         (744,241)            24,690
                                                                         -----------        -----------
             Net cash (used in) provided by operating activities .          (78,617)           495,209
                                                                         -----------        -----------

INVESTING ACTIVITIES:
  Purchases of property and equipment ............................          (25,033)          (140,195)
                                                                         ----------         ----------
       Net cash used in investing activities .....................          (25,033)          (140,195)
                                                                         -----------        -----------

FINANCING ACTIVITIES:
  Payments on borrowings .........................................       (1,202,424)          (180,000)
  Advances to (from) related parties .............................        1,240,124           (282,914)
                                                                         -----------        -----------
       Net cash provided by (used in) financing activities .......           37,700           (462,914)
                                                                         -----------        -----------

NET DECREASE IN CASH .............................................          (65,950)          (107,900)
CASH:
   Beginning of period ...........................................           92,075            228,223
                                                                         -----------        -----------
   End of period .................................................      $    26,125        $   120,323
                                                                         ===========        ===========

SUPPLEMENTAL SCHEDULE OF NONCASH INVESTING
   AND FINANCING ACTIVITIES:
    Advance to related party for transfer of property and
        equipment ................................................                         $   436,061
    Note issued for property and equipment .......................                         $    50,000

SUPPLEMENTAL CASH FLOW INFORMATION:
    Cash paid for interest .......................................      $    68,299        $   112,056




              SEE NOTES TO CONDENSED COMBINED FINANCIAL STATEMENTS

                             SPRINGS RADIO, INC.
                               KVUU/KSSS, INC.
                                KOTY-FM, INC.
                               KEYF CORPORATION
                       FOURTH STREET BROADCASTING, INC.
                     KTCR/KEGX, KEYF, KUDY/KKZX AND KEYN
                  (DIVISIONS OF POURTALES RADIO PARTNERSHIP)

          NOTES TO CONDENSED COMBINED FINANCIAL STATEMENTS - UNAUDITED

1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     ORGANIZATION - Springs Radio, Inc. (Springs Radio), KVUU/KSSS, Inc. (KVUU/KSSS), KOTY-FM, Inc. (KOTY), KEYF Corporation (KEYF) and Fourth Street Broadcasting, Inc. (Fourth Street) (together, the "Companies") were incorporated from 1990 through 1992 for the purpose of owning and operating radio stations in Colorado Springs, Colorado and in Kennewick and Spokane, Washington and are affiliated directly or indirectly through common ownership. Springs Radio is a wholly owned subsidiary of Pourtales Holdings, Inc. (PHI). The Companies acquired radio stations KVOR-AM, KSPZ-FM, KVUU-FM, KTWK-AM (formerly KSSS-AM), KTCR-AM, KEGX-FM (formerly KOTY-FM), KEYF-AM, KEYF-FM, KUDY-AM and KKZX-FM. KOTY (effective February 1, 1994), KEYF (effective May 1, 1994) and Fourth Street (effective May 1, 1994) contributed their radio stations' operating assets, along with their liabilities, to Pourtales Radio Partnership (the "Partnership") (see Note 2). The Partnership acquired radio station KEYN-FM, which operates in Wichita, Kansas, effective May 1, 1994. The Partnership accounts for the operations of radio stations KTCR/KEGX; KEYF-AM and KEYF-FM; KUDY/KKZX; and KEYN-FM (together, the "Divisions") as four separate divisions of the Partnership. The accompanying combined financial statements reflect the operating activities of Springs Radio and KVUU/KSSS and radio stations KTCR, KEGX, KEYF-AM, KEYF-FM, KUDY, KKZX, and KEYN; and the equity of KOTY, KEYF and Fourth Street in the operations of the Partnership. Intercompany and interdivision transactions and balances have been eliminated.


     BASIS OF PRESENTATION - The accompanying unaudited condensed combined financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring adjustments) considered necessary for a fair presentation have been included. Operating results for an interim period are not necessarily indicative of the results that may be expected for a full year.

2.  INVESTMENT IN PARTNERSHIP

             Effective February 1, 1994 (KOTY) and May 1, 1994, (KEYF and Fourth Street), along with three other entities affiliated by common ownership (collectively, the "Partners"), became general partners in the Partnership. Each partner contributed substantially all of its assets to the Partnership and the Partnership assumed all existing liabilities of each partner. The Partners received an initial capital account credit equal to the amount of the excess of the book value of contributed assets over the liabilities assumed. The profits and losses of the Partnership are allocated to the Partners in amounts equal to the profits or losses of their respective radio stations; accordingly, the profit or loss directly or indirectly attributable to the operations of radio stations KTCR/KEGX, KEYF-AM/FM and KUDY/KKZX are allocated to KOTY, KEYF and Fourth Street, respectively. The profit or loss directly or indirectly attributable to the operations of radio station KEYN-FM, which is also owned by the Partnership, is

                             SPRINGS RADIO, INC.
                               KVUU/KSSS, INC.
                                KOTY-FM, INC.
                               KEYF CORPORATION
                       FOURTH STREET BROADCASTING, INC.
                     KTCR/KEGX, KEYF, KUDY/KKZX AND KEYN
                  (DIVISIONS OF POURTALES RADIO PARTNERSHIP)

          NOTES TO CONDENSED COMBINED FINANCIAL STATEMENTS - UNAUDITED


allocated 100% to Fourth Street. This allocation has been eliminated in the combination of the Companies' and Divisions' financial statements. Any other profits or losses of the Partnership are allocated among the Partners in accordance with their proportionate interests.

3.  LONG-TERM DEBT

      In June 1996, Springs Radio refinanced a note payable to a financial institution with an outstanding principal balance of $1,085,253, through a loan from the Partnership, and is included in the payable to related parties.

      Fourth Street received an additional $100,000 from its preferred stockholder, which amount is reflected as a loan in the accompanying condensed combined financial statements. The loan is non-interest bearing, has no maturity date, and must be repaid by Fourth Street prior to the payment of any dividends or other distributions to Fourth Street's stockholders. In the event that the preferred stockholder elects to convert all or any portion of Fourth Street's preferred stock into common stock, repayment of the loan is not required. Fourth Street's management believes that the loan was made with an expectation that Fourth Street's preferred stockholder would eventually convert preferred stock into common stock and, therefore, upon such conversion, the loan would be reflected as a capital contribution.


4.  PROGRAM AFFILIATION AND JOINT SALES AGREEMENTS

         In April 1993, KOTY entered into a program affiliation agreement with the owner of two radio stations, under the terms of which KOTY provided programming for the stations and managed their operations. The agreement provided for KOTY to receive all broadcasting revenue generated by the stations and to be responsible for certain of the operating costs and expenses. Upon formation of the Partnership and the contribution of assets to the Partnership by KOTY in February 1994, the Partnership assumed KOTY's rights and obligations under the agreement. In June, 1996, the Partnership agreed to allow the owner to withdraw one of the two stations from the agreement. The withdrawal of the one station has had an immaterial effect on the operating results of the Partnership.

     In January 1994, KOTY entered into a joint sales agreement with the owner of another radio station. Under the terms of the agreement, KOTY sold advertising on behalf of such station and KOTY paid a monthly fee to the owner. The Partnership assumed KOTY's rights and obligations under the agreement in February 1994. The agreement expired in March 1995.

     In June 1995, the Partnership entered into a joint sales agreement with the company which also agreed subsequently to purchase the radio stations (Buyer), including KEYN (see Note 6). Under the terms of the agreement, the Buyer sells advertising on behalf of KEYN and the Buyer pays a monthly fee to KEYN. The agreement was effective on September 13, 1995 and provides for a fee of $49,000 per month for the first six months and $74,000 per month thereafter with periodic adjustments by mutual consent.

     Effective January 16, 1996, the Partnership, PHI, Springs Radio and KVUU/KSSS entered into a joint sales agreement with another radio station owner (Broker) for the sale of advertising on behalf of radio stations KVOR-AM, KSPZ-FM, KVUU-FM, KTWK-AM, KEYF-AM, KEYF-FM, KUDY-AM and

                             SPRINGS RADIO, INC.
                               KVUU/KSSS, INC.
                                KOTY-FM, INC.
                               KEYF CORPORATION
                       FOURTH STREET BROADCASTING, INC.
                     KTCR/KEGX, KEYF, KUDY/KKZX AND KEYN
                  (DIVISIONS OF POURTALES RADIO PARTNERSHIP)

          NOTES TO CONDENSED COMBINED FINANCIAL STATEMENTS - UNAUDITED


KKZX-FM. Under the terms of the agreement, the Broker was granted the exclusive right to sell all of the advertising related to the stations in return for a monthly fee of between 55% and 60% of the combined "broadcast cash flow", as defined in the agreement, of the radio stations that are covered by the agreement, including certain radio stations operated by the Broker. The agreement has an initial term of five years, with options to renew on the part of either of the parties, and may be terminated by the parties under certain circumstances.


       Effective January 16, 1996, the Partnership, PHI, Springs Radio and KVUU/KSSS entered into a program affiliation agreement with the Buyer referred to above under the terms of which the Buyer provides programming for the stations and managed the operations of radio stations KVOR-AM, KSPZ-FM, KVUU-FM, KTWK-AM, KEYF-AM, KEYF-FM, KUDY-AM and KKZX-FM. In addition effective July 1, 1996, the Partnership, entered into a program affiliation agreement with the Buyer under the terms of which the Buyer provides programming for the stations and managed the operations of radio stations KEGX-FM, and KTCR-AM. The buyer reimburses the Partnership for certain operating expenses of each of the radio stations.


5.  INCOME TAXES

     As of December 31, 1995, the Companies have net operating loss carryforwards of approximately $5,595,000 which expire beginning in 2007 through 2009.


6.  SALE OF RADIO STATIONS


     On August 4, 1995, the Partnership entered into a contract to sell radio stations KTCR, KEGX, KEYF-AM, KEYF-FM, KUDY and KKZX along with the radio stations owned by Springs Radio and KVUU/KSSS for approximately $22,800,000. This agreement, as amended in January 1996 also provided for the sale of radio station KEYN, subject to obtaining FCC approval for transfer of the operating licences.

(b) Pro Forma Financial Information


The unaudited pro forma financial information of the Company, which includes Pourtales, for the year ended March 31, 1996 and as at and for the six months ended September 30, 1996 is contained among other proforma financial information which follows.

                        TRIATHLON BROADCASTING COMPANY
              PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
                                 (Unaudited)



     The Pro Forma Condensed Combined Balance Sheet at September 30, 1996 is presented as if, at such date, the Company had completed the acquisitions of:
(i) KVOR-AM, KSPZ(FM), KTWK-AM, KVUU(FM), KEYF(FM), KEYF-AM, KEYN(FM), KUDY-AM, KKZX(FM), KEGX(FM) and KTCR-AM (the "Pourtales Acquisition"); (ii) KZSN(FM), KZSN-AM, KSSN(FM) and KMVK(FM) (the "Southern Skies Acquisition"); (iii) KGOR(FM) KFAB-AM and the Business Music Service (the "KGOR/KFAB Acquisition"); and (iv) KOLL-FM (the "KOLL Acquisition") and received proceeds from borrowings under the credit facility obtained from AT&T Commercial Finance Corporation ("AT&T") (the "Credit Facility"), including amounts which will exceed the Credit Facility.

     The Pro Forma Condensed Combined Statement of Operations for the year ended March 31, 1996 and for the six months ended September 30, 1996 gives effect to the following transactions as if they had occurred as of April 1, 1995: (i) the acquisitions of KRBB(FM), KFH-AM, KWSJ(FM)(formerly KXLK(FM) and KQAM-AM (the "Wichita Acquisitions"), KTGL(FM) and KZKX(FM) (the "Lincoln Acquisition), KIBZ(FM), KKNB(FM) and KHAT-AM (the "Rock Steady Acquisition"), KTNP(FM)(formerly KRRK(FM) (the "93.3, Inc. Acquisition"), KXKT-FM (the "Valley Acquisition"), KALE-AM and KIOK(FM) (the "Sterling Acquisition"), KISC(FM), KNFR(FM) and KAQQ-AM (the "Silverado Acquisition"), the Pourtales Acquisition, the Southern Skies Acquisition, the KGOR/KFAB Acquisition, and the KOLL Acquisition; (ii) the initial public offering of the Company's Class A Common Stock; (iii) the issuance of the 9% Mandatory Convertible Preferred Stock ("Preferred Stock Offering"); and (iv) the application of net proceeds from the Credit Facility, including amounts which will exceed the Credit Facility.

     The above acquisitions have been accounted for using the purchase method of accounting. The total cost of each acquisition has been allocated to the tangible and intangible assets of the stations acquired and liabilities assumed based on their respective fair values. The allocations of the purchase price assumed in the pro forma financial statements are preliminary. The Company does not expect that the final allocations will materially differ from the preliminary allocations.

     In the opinion of management, all adjustments necessary to fairly present this pro forma information have been made. These Pro Forma Condensed Combined Financial Statements have been prepared utilizing, and should be read in conjunction with: (i) the Company's Consolidated Financial Statements as of and for the year ended March 31, 1996 (included in the Company's Form 10KSB);
(ii) the Company's Condensed Consolidated Financial Statements as of and for the six months ended September 30, 1996 (included in the Company's Form 10QSB); and (iii) the historical financial statements of the sellers of the Wichita Acquisitions (consisting of Marathon Broadcasting Corporation, KFH/KXLK, a division of Pourtales Radio Partnership, and Midcontinent Broadcasting, Co. of Kansas), the Lincoln Acquisition (consisting of KZKX-(FM), Inc., KTGL Corporation, KZKX and KTGL, divisions of Pourtales Radio Partnership), the
Rocky Steady Acquisition (consisting of Rock Steady, Inc.), the 93.3, Inc. Acquisition (consisting of 93.3, Inc.), the Valley Acquisition (consisting of Valley Broadcasting, Inc.), the Sterling Acquisition (consisting of KALE/KIOK Radio Station, a unit of Sterling Realty Organization), the Silverado Acquisition (consisting of KAQQ-AM, KISC-(FM) and KNFR-(FM), divisions of Silverado Broadcasting Company, Inc.), the Pourtales Acquisition (consisting of Springs Radio, Inc., KVUU/KSSS, Inc., KOTY-(FM), Inc., KEYF Corporation, Fourth Street Broadcasting, Inc., and KTCR/KEGX, KEYF, KUDY/KKZX and KEYN, divisions of Pourtales Radio Partnership), the KOLL Acquisition (consisting of KOLL-(FM), a division of Southern Starr Broadcasting Group, Inc. and KOLL-(FM), a division of Southern Starr of Arkansas, Inc.); the Southern Skies Acquisition (consisting of Southern Skies Corporation and Arkansas Skies Corporation) and the KGOR/KFAB Acquisition (consisting of KGOR-(FM), KFAB-AM and the Business Music Service to be acquired from American Radio Systems Inc.), all included, as applicable, in the Prospectus, dated March 4, 1996 and the Company's Current Report on Form 8-K, dated January 9, 1997, which are incorporated herein by reference, and Item 7(a) included elsewhere herein. The Company's fiscal year ended on March 31, 1996. The fiscal year for all of the acquired stations ended on December 31, 1995, except for Rock Steady, Inc., which ended on September 30, 1995. The pro forma information does not purport to be indicative of the results that would have been reported had such events actually occurred on the dates specified, nor is it indicative of the Company's future results if the aforementioned transactions are completed.

     Each of the sellers of the acquired and to be acquired radio stations has its own historical financial and operating structures and may include or exclude items which may affect the comparability of certain items. Management believes that pro forma results are a better indicator of the Company's performance in that the pro forma numbers reflect the proposed capital structure and acquisition prices.

     The Pro Forma Condensed Combined Statement of Operations data include adjustments to station operating expenses to reflect anticipated savings that management believes it will be able to achieve through the implementation of its strategy. There can be no assurance that the Company will be able to achieve such savings.

     No pro forma adjustments have been made to the Pro Forma Condensed Combined Statement of Operations for the year ended March 31, 1996 to reflect the acquisition of KQAM-AM (one of the three stations in the Wichita Acquisitions) because the Company has determined that the impact of such adjustments would not have a material effect on the Company's results of operations and financial condition.

     No pro forma adjustments have been made to the Pro Forma Condensed Combined Statement of Operations for the six months ended September 30, 1996 to reflect the Rock Steady Acquisition, the Sterling Acquisition, the 93.3, Inc. Acquisition, the Valley Acquisition and the Silverado Acquisition for the period prior to their respective acquisitions as the impact of such adjustments would not have a material effect on the Company's results of operations.

     No pro forma adjustments have been made to the Pro Forma Condensed Combined Statement of Operations for the six months ended September 30, 1996 to reflect the KOLL Acquisition as the Company has been operating the KOLL Acquisition under a local marketing agreement since March 15, 1996 and the impact of such adjustments would not have a material effect on the Company's results of operations.

     In order to consummate the pending acquisitions, the Company must also seek additional financing. The amounts available under the Credit Facility and cash on hand and from operations is not sufficient to fund the purchase price of all of the pending acquisitions. The ability of the Company to issue certain securities or borrow under the Credit Agreement are subject to meeting certain financial tests. In addition, consummation of the acquisitions is subject to the prior approval of AT&T, the lender under the Credit Agreement. There can be no assurance that the Company's existing stations, and the stations which the Company will acquire, will achieve the cash flow levels required to issue certain securities or borrow under the Credit Agreement. Without additional financing it is unlikely that the Company will be able to implement its acquisition strategy and will lose all or part of the deposits made in connection with the pending acquisitions.

                        TRIATHLON BROADCASTING COMPANY
                  PRO FORMA CONDENSED COMBINED BALANCE SHEET
                                 (UNAUDITED)
                              SEPTEMBER 30, 1996


                                TRIATHLON
                               BROADCASTING     POURTALES    SOUTHERN SKIES
                                 COMPANY       ACQUISITION    ACQUISITION
                             --------------  -------------  --------------
                               (HISTORICAL)
ASSETS
Current assets .............   $17,711,187     $   300,344    $  1,267,220

Property and equipment, net      5,333,959       1,427,763         361,138
Intangible assets, net  ....    41,408,131       5,310,479       4,404,408

Other assets ...............     7,214,755          13,678           6,832

                             --------------  -------------  --------------
                               $71,668,032     $ 7,052,264    $  6,039,598
                             ==============  =============  ==============
LIABILITIES & STOCKHOLDERS'
 EQUITY/(DEFICIT)
Current liabilities ........   $ 3,348,294     $   593,923    $ 11,957,890
Long term liabilities  .....            --       8,422,900       7,264,671

Deferred taxes .............     2,501,550              --              --
Deferred compensation  .....       128,745              --              --
Stockholder's equity/
 (deficit) .................    65,689,443      (1,964,559)    (13,182,963)

                             --------------  -------------  --------------
                               $71,668,032     $ 7,052,264    $  6,039,598
                             ==============  =============  ==============

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                                KGOR/KFAB        KOLL          PRO FORMA        PRO FORMA
                               ACQUISITION    ACQUISITION     ADJUSTMENTS        COMBINED
                             -------------  -------------  ----------------  --------------

ASSETS
Current assets .............   $ 1,176,987    $  215,428      $ 73,600,000 (1) $ 11,954,166
                                                               (82,317,000)(2)
Property and equipment, net      2,668,637       303,249                --       10,150,588
Intangible assets, net  ....    26,924,593     1,991,745         1,400,000 (1)  130,799,936
                                                                44,288,422 (2)
                                                                 5,128,000 (2)
Other assets ...............            --            --        (7,000,000)(2)      235,265
                             -------------  -------------  ----------------  --------------
                               $30,770,217    $2,510,422      $ 35,099,422     $153,139,955
                             =============  =============  ================  ==============
LIABILITIES & STOCKHOLDERS'
 EQUITY/(DEFICIT)
Current liabilities ........   $   289,582    $   24,954      $(12,772,426)(2) $  3,442,217
Long term liabilities  .....    30,195,125       348,958        75,000,000 (1)   75,750,000
                                                               (46,231,654)(2)
                                                                   750,000 (2)
Deferred taxes .............            --            --         5,128,000 (2)    7,629,550
Deferred compensation  .....            --            --                --          128,745
Stockholder's equity/
 (deficit) .................       285,510     2,136,510        12,725,502 (2)   66,189,443
                                                                   500,000 (2)
                             -------------  -------------  ----------------  --------------
                               $30,770,217    $2,510,422      $ 35,099,422     $153,139,955
                             =============  =============  ================  ==============

                        TRIATHLON BROADCASTING COMPANY
             PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED MARCH 31, 1996
                                 (UNAUDITED)

                                                   ACQUISITIONS
                                                  DURING THE SIX-
                                     ACQUISITIONS    MONTHS
                        TRIATHLON      PRIOR TO       ENDED
                       BROADCASTING   MARCH 31,     SEPTEMBER
                         COMPANY         1996        30, 1996
                      ------------  ------------  ------------
                       (HISTORICAL)      (3)           (4)
Net revenue .........  $ 3,169,271    $4,017,524    $7,523,863
Station operating
 expenses ...........    2,723,975     2,874,732     6,343,521
Depreciation and
 amortization .......      321,104       826,057       763,495
Corporate expenses  .      547,891       288,000       161,000
Deferred
 compensation .......      273,369            --            --
                      ------------  ------------  ------------
Operating income
 (loss) .............     (697,068)       28,735       255,847
Interest expense  ...     (590,062)      (72,390)     (759,287)
Other income
 (expense) ..........      239,740      (482,896)       89,810
                      ------------  ------------  ------------
Income (loss) before
 provision for taxes    (1,047,390)     (526,551)     (413,630)
Provision for income
 taxes ..............           --            --            --
                      ------------  ------------  ------------
Income (loss) before
 extraordinary item     (1,047,390)   $ (526,551)   $ (413,630)
                                    ------------  ------------
Preferred stock
 dividend
 requirement ........     (314,000)
                      ------------
Net loss before
 extraordinary item
 applicable to
 common shares ......  $(1,361,390)
                      ------------
Net loss before
 extraordinary item
 per common share  ..  $      (.44)
                      ------------
Weighted average
 common shares
 outstanding ........    3,069,144

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                                       SOUTHERN
                        POURTALES       SKIES         KOLL       KGOR/KFAB      PRO FORMA      PRO FORMA
                       ACQUISITION   ACQUISITION   ACQUISITION  ACQUISITION    ADJUSTMENTS      COMBINED
                      ------------  ------------  -----------  -----------  ---------------  ------------

Net revenue .........  $ 8,186,234   $ 6,970,842    $873,787    $ 7,247,040   $ (126,471)(11) $37,862,090
Station operating
 expenses ...........    6,671,079     5,069,746     548,665      5,123,284   (1,904,298)(5)   27,324,233
                                                                                (126,471)(11)
Depreciation and
 amortization .......    1,104,098       778,107      92,906        497,364      185,319 (6)    4,568,450
Corporate expenses  .      864,335       474,005      70,677        402,140   (1,008,048)(7)    1,800,000
Deferred
 compensation .......           --            --          --             --           --          273,369
                      ------------  ------------  -----------  -----------  ---------------   ------------
Operating Income
 (loss) .............     (453,278)      648,984     161,539      1,224,252    2,727,027        3,896,038
Interest expense  ...     (164,625)   (1,675,067)    (43,517)    (1,934,277)  (2,260,775)(8)   (7,500,000)
Other Income
 (expense) ..........   (1,468,507)        3,695          --             --    1,857,898 (9)      239,740
                      ------------  ------------  -----------  -----------  ---------------   ------------
Income (loss) before
 provision for
 income taxes .......   (2,086,410)   (1,022,388)    118,022       (710,025)   2,324,150       (3,364,222)
Provision for income
 tax expense ........           --            --     (55,047)           --        55,047 (10)         --
                      ------------  ------------  -----------  -----------  ---------------   ------------
Income (loss) before
 extraordinary item    $(2,086,410)  $(1,022,388)   $ 62,975    $  (710,025)   2,379,197       (3,364,222)
                      ------------  ------------  -----------  -----------  ---------------
Preferred stock
 dividend
 requirement ........                                                                    (12)  (5,507,296)
                                                                                              ------------
Net loss before
 extraordinary item
 applicable to
 common shares ......                                                                         $(8,871,518)
                                                                                              ------------
Net loss before
 extraordinary item
 per common share  ..                                                                         $     (1.82)
                                                                                              ------------
Weighted average
 common shares
 outstanding ........                                                                    (13)   4,887,789

                        TRIATHLON BROADCASTING COMPANY
             PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                 FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1996
                                 (UNAUDITED)

                                             TRIATHLON                       SOUTHERN
                                            BROADCASTING     POURTALES         SKIES
                                              COMPANY       ACQUISITION     ACQUISITION
                                          --------------  --------------  -------------
                                            (HISTORICAL)
Net revenue .............................   $ 9,950,260     $   923,691     $3,453,108
Station operating expenses ..............     7,028,180         811,933      2,586,076

Depreciation and amortization ...........       760,359         386,635        387,328
Corporate expenses ......................       802,388         414,635        240,581
Non-cash compensation ...................       225,745              --             --
                                          --------------  --------------  -------------
Operating income (loss) .................     1,133,588        (689,512)       239,123
Interest expense ........................    (1,292,548)        (67,293)      (613,129)
Other income (expense) ..................       425,897        (436,809)           771
                                          --------------  --------------  -------------
Income (loss) before provision for taxes        266,937      (1,193,614)      (373,235)
Provision for income taxes ..............       (54,000)             --             --
                                          --------------  --------------  -------------
Net income (loss) .......................       212,937     $(1,193,614)    $ (373,235)
                                                          --------------  -------------
Preferred stock dividend requirement  ...    (2,723,699)
                                          --------------
Net loss applicable to common shares  ...   $(2,510,762)
                                          --------------
Net loss per common share ...............   $     (0.52)
                                          --------------
Weighted average common shares
 outstanding ............................     4,841,600

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                                            KGOR/ KFAB      PRO FORMA       PRO FORMA
                                            ACQUISITION    ADJUSTMENTS       COMBINED
                                          -------------  --------------  --------------
                                                               (4)
Net revenue .............................  $ 3,314,208     $   993,862 (11) $18,635,129
Station operating expenses ..............    2,012,514        (462,500)(5)   12,970,065
                                                               993,862 (11)
Depreciation and amortization ...........      432,609         317,294 (6)    2,284,225
Corporate expenses ......................      743,062      (1,398,278)(7)      802,388
Non-cash compensation ...................           --              --          225,745
                                          -------------  --------------   --------------
Operating income (loss) .................      126,023       1,543,484        2,352,706
Interest expense ........................   (1,202,681)       (574,349)(8)   (3,750,000)
Other income (expense) ..................      (65,478)        501,516 (9)      425,897
                                          -------------  --------------   --------------
Income (loss) before provision for taxes    (1,142,136)      1,470,651         (971,397)
Provision for income taxes ..............           --          54,000 (10)          --
                                          -------------  --------------   --------------
Net income (loss) .......................  $(1,142,136)     $1,524,651         (971,397)
                                          -------------  --------------
Preferred stock dividend requirement  ...                              (12)  (2,753,648)
                                                                          --------------
Net loss applicable to common shares  ...                                   $(3,725,045)
                                                                          --------------
Net loss per common share ...............                                   $     (0.76)
                                                                          --------------
Weighted average common shares
 outstanding ............................                              (13)   4,887,789

           NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS


 BALANCE SHEET ADJUSTMENTS

     (1)  To reflect the proceeds from borrowings:


                  Credit Facility                         $40,000,000
                  Additional financing (a)                 35,000,000
                  Less: fees and expenses (b)               1,400,000
                                                         ------------
                  Net proceeds from financings            $73,600,000
                                                         ============

          (a) Assumed to be borrowed utilizing the Credit Facility by amendment.

          (b) Includes fees and expenses pursuant to the Amended and Restated SCMC Agreement of $525,000 related to the additional financing and excludes $600,000 related to the Credit Facility paid prior to September 30, 1996. Also excludes $800,000 of other fees and expenses paid prior to September 30, 1996.

     (2) To reflect the purchase of stations to be acquired subsequent to September 30, 1996 and the preliminary allocation of the purchase price including fees and expenses of $2,100,000:

         Pourtales Acquisition                       $22,500,000 (a)
         Southern Skies Acquisitions                  23,867,000 (b)
         KFAB/KGOR Acquisition                        38,000,000
         KOLL Acquisition                              4,100,000
                                                     -----------
                                                      88,467,000
         Fees and expenses                             2,100,000 (c)
                                                     -----------
                  Total                              $90,567,000
                                                     ===========

          (a) Excludes $2,000,000 deposit recorded as financing expense by the Company during the period that the stations were operated by the Company under a Local Marketing Agreement ("LMA") from January 16 through November 22, 1996.

          (b) Includes the issuance of 46,189 shares of Class A Common Stock valued at $500,000 and $750,000 payable pursuant to a non-competition agreement executed by a principal of Southern Skies.

          (c) Includes fees and expenses pursuant to the Amended and Restated SCMC Agreement of $1,327,000. Also excludes $1,300,000 of other fees and expenses paid prior to September 30, 1996.

Deposits of $5,700,000 have been made for letters of credit which have been posted for the acquisitions prior to September 30, 1996 and will be applied towards the purchase price or returned to the Company at the closing.


                          ALLOCATION OF
                         PURCHASE PRICE      CARRYING VALUE        ADJUSTMENT
                         --------------      --------------        ----------
ASSETS
Current assets               $2,959,979         $2,959,979

                                ALLOCATION OF
                               PURCHASE PRICE   CARRYING VALUE   ADJUSTMENT
                               --------------   --------------   ----------

Property and equipment, net       4,760,787       4,760,787
Intangible assets, net           82,919,647      38,621,225     $44,288,422
Goodwill (b)                      5,128,000                       5,128,000
Other assets                         20,510          20,510
                                -----------     -----------     ------------
          Total assets           95,788,923      46,372,501      49,416,422

LIABILITIES
Current liabilities                 $93,923     $12,866,349    $(12,772,426)
Long term debt (a)                              $46,231,654     (46,231,654)
Deferred taxes (b)                5,128,000                       5,128,000
                                -----------     -----------     ------------
Net assets                      $90,567,000     (12,725,502)   $103,292,502
                                -----------     -----------     ------------


The preliminary allocation of purchase price may change upon final determination of the fair value of the net assets acquired.

          (a)  to reflect the repayment of long term debt by the seller.

          (b) To reflect a deferred tax liability and corresponding goodwill based on the excess of the consideration paid over the tax basis of the underlying assets of the stations acquired in the Pourtales Acquisition using a 35% effective tax rate. This assumes that the tax basis of the assets approximates the book value of these assets prior to the acquisition. To the extent that the tax basis is different, there would be an adjustment to goodwill and the deferred tax liability.

STATEMENT OF OPERATIONS ADJUSTMENTS
-----------------------------------

(3) Includes the historical results of operations for stations acquired by the Company through March 31, 1996 for the periods prior to their acquisition, as follows:

                                                           LINCOLN
                                 WICHITA ACQUISITIONS    ACQUISITION
                               ------------------------  ------------
                                                                          COMBINED
                                KFH/KXLK(a)    KRBB(a)    KZKX/KTGL(b)     TOTAL
                               ------------  ----------  ------------  ------------
Net revenue ..................   $ 378,580     $767,916    $2,871,028    $4,017,524
Station operating expenses  ..     568,891      565,950     1,739,891     2,874,732
Depreciation and amortization      184,017       69,596       572,444       826,057
Corporate expenses ...........      72,000           --       216,000       288,000
                               ------------  ----------  ------------  ------------
Operating Income (loss)  .....    (446,328)     132,370       342,693        28,735
Interest income ..............          --          199            --           199
Interest expense .............      11,227      (75,295)       (8,322)      (72,390)
Other income (expense) .......          --        6,409      (489,504)     (483,095)
                               ------------  ----------  ------------  ------------
NET INCOME (LOSS) ............   $(435,101)    $ 63,683    $ (155,133)   $ (526,551)
                               ============  ==========  ============  ============

------------

   (a) For the period April 1, 1995 through September 12, 1995

   (b) For the period April 1, 1995 through December 31, 1995

(4) Includes the historical results of operations for stations acquired by the Company during the six months ended September 30, 1996 for the periods prior to acquisition, as follows:

                                 ROCK STEADY       STERLING
                                ACQUISITION(a)  ACQUISITION(b)
                               --------------  --------------
Net revenue ..................    $  908,537      $ 581,234
Station operating expenses  ..     1,098,992        785,603
Depreciation and amortization         66,672         33,571
Corporate expenses ...........            --             --
                               --------------  --------------
Operating income (loss)  .....      (257,127)      (237,940)
Interest income ..............            --             --
Interest expense .............      (126,646)          (182)
Other income (expense) .......        (4,460)        11,788
                               --------------  --------------
NET INCOME (LOSS) ............    $ (388,233)     $(226,334)
                               ==============  ==============

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                                  93.3, INC.        VALLEY        SILVERADO       COMBINED
                                ACQUISITION(B)  ACQUISITION(B)  ACQUISITION(B)     TOTAL
                               --------------  --------------  --------------  ------------
Net revenue ..................    $1,058,452      $1,732,548      $3,243,092     $7,523,863
Station operating expenses  ..       756,333       1,190,716       2,511,877      6,343,521
Depreciation and amortization         52,994         129,739         480,519        763,495
Corporate expenses ...........            --              --         161,000        161,000
                               --------------  --------------  --------------  ------------
Operating income (loss)  .....       249,125         412,093          89,696        255,847
Interest income ..............            --              --           8,495          8,495
Interest expense .............       (53,423)       (579,036)             --       (759,287)
Other income (expense) .......         7,072          67,566            (651)        81,315
                               --------------  --------------  --------------  ------------
NET INCOME (LOSS) ............    $  202,774      $  (99,377)     $   97,540     $ (413,630)
                               ==============  ==============  ==============  ============

------------

   (a) For the 12 months ended March 31, 1996

   (b) For the year ended December 31, 1995


No adjustment was included in the Pro Forma Condensed Combined Statements of Operations for the six months ended September 30, 1996 for the historical results prior to their acquisition for the above stations as the impact would be immaterial on the results of operation for the six month period.

(5) To reflect certain cost savings that are being implemented and have been implemented as a result of the combination of stations in markets including the elimination of certain positions, combining duplicative general, administrative and sales responsibilities, automation of live programming, commission reductions and facilities cost savings and the standardization of salesperson commissions.
     There can be no assurance
          that unforeseen developments will not prevent full realization of the anticipated cost savings associated with the implementation of such measures.

     (6) To reflect the incremental additional amortization expense relating to the acquisitions based on the preliminary purchase price allocations. The actual depreciation and amortization expense may change upon final determination of the fair value of the net assets acquired. To the extent the tax basis is adjusted a corresponding adjustment in amortization expense would be made.

     (7) To adjust corporate general and administrative expenses to reflect the terms of the Amended and Restated Financial Consulting Agreement and to eliminate expenses of the acquired stations not expected to be incurred by the Company.

     (8) To adjust interest expense incurred upon the formation of the Company and by the stations that were acquired and to reflect interest expense including the amortization of deferred financing costs associated with the Credit Facility and the additional borrowing required to complete all the acquisitions.

     (9) To eliminate non-operating expenses that are not expected to be incurred by the Company.

     (10) Income taxes have not been provided in that for Federal income taxes a net operating loss would have existed during the periods presented. State taxes are considered immaterial and have been included in corporate general and administrative expenses.

     (11) To adjust for JSA/LMA fees.

     (12) To reflect the full year dividend requirement for the Preferred Stock Offering.

     (13) To reflect the weighted average number of common stock outstanding for a full year.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                                            TRIATHLON BROADCASTING COMPANY



February 4, 1997                            By:/s/ Jan E. Chason
                                               ----------------------------
                                            Name:  Jan E. Chason
                                            Title: Chief Financial Officer
                                                   and Treasurer